SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 13, 2003


                             HPL TECHNOLOGIES, INC.

                         State of Incorporation:Delaware
                    Commission File Number: 000-32967 I.R.S.
                        Employer I.D. Number: 77-0550714

                     Address: 2033 Gateway Place, Suite 400
                           San Jose, California 95011

                         Telephone number:(408) 437-1466

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit                Description
         99.1                   Press release, dated November 13, 2003.


Item 12.  Results of Operation and Financial Condition

         On November 13, 2003, HPL Technologies, Inc. (the "Company") announced its results for the second quarter ended September 30, 2003. A copy of the Company's press release, dated November 13, 2003, is attached hereto as Exhibit 99.1.

                                     * * *

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          HPL TECHNOLOGIES, INC.


            Date:  November 13, 2003               By:  /s/ Michael P. Scarpelli
                                                            Michael P. Scarpelli
                                                     Chief Financial Officer and
                                                           Senior Vice President

EXHIBIT INDEX


         Exhibit                Description

         99.1                   Press release, dated November 13, 2003


                                  Exhibit 99.1

HPL TECHNOLOGIES, INC. REPORTS SECOND QUARTER OF FISCAL 2004 FINANCIAL RESULTS



        SAN JOSE, CA, November 13, 2003 - HPL Technologies, Inc. (OTC Bulletin Board:HPLA), a leading provider of yield optimization software solutions for the semiconductor and flat panel display industries, today announced financial results for the second quarter ended September 30, 2003.

       Summary of Financial Results for the Second Fiscal Quarter
HPL reported revenues of $3.3 million and a net loss of $3.4 million, or $0.11 a net loss per share for the three months ended September 30, 2003, compared with revenues of $4.5 million and a net loss of $6.9 million, or $0.22 a net loss per share for the three months ended September 30, 2002.

About HPL
        HPL is a leading provider of yield optimization software solutions that enable semiconductor and the flat panel display ("FPD") industries to enhance the efficiency of their production process, which consists of design, fabrication and test. The Company's products include a flexible software platform that allows its customers to accelerate the process in which they identify, measure and correct sources of failure in the production process. By accelerating this process, HPL enables its customers to recognize the higher levels of revenue and profitability that are typically associated with the early part of a new semiconductor and FPD product cycle and to improve product quality and production efficiency.


        This press release contains forward-looking statements. The forward-looking statements, which reflect management's best judgment based on factors currently known, involve a number of risks and uncertainties, including the following: customer concentration, competition, acceptance of our products and technology, downturn in the semiconductor industry and the nature of our sales cycle, litigation that has been filed, and the successful completion and integration of acquisitions. These factors and other risks inherent in our business are described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 27, 2003. Actual results may vary materially. The Company undertakes no obligation to update the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                             HPL Technologies, Inc.
                Condensed Consolidated Statements of Operations
                    (In thousands, except per share amounts)
                                  (unaudited)

                                                                   Three months ended                 Six months ended
                                                                      September 30,                     September 30,
                                                            ---------------------------------  --------------------------------
                                                                 2003             2002              2003             2002
                                                            ---------------- ----------------  ---------------  ---------------

Revenues:
Software licenses                                                   $ 1,876          $ 1,945          $ 2,017          $ 2,002
Consulting services, maintenance and other                            1,408            2,538            3,339            4,760
                                                            ---------------- ----------------  ---------------  ---------------
Total revenues                                                        3,284            4,483            5,356            6,762
                                                            ---------------- ----------------  ---------------  ---------------

Cost of revenues:
Software licenses                                                         -               97                3               97
Consulting services, maintenance and other (1)                          947              751            1,766            1,361
                                                            ---------------- ----------------  ---------------  ---------------
Total cost of revenues                                                  947              848            1,769            1,458
                                                            ---------------- ----------------  ---------------  ---------------
Gross profit                                                          2,337            3,635            3,587            5,304
                                                            ---------------- ----------------  ---------------  ---------------

Operating expenses:
Research and development (1)                                          1,546            3,207            3,382            6,826
Sales, general and administrative (1)                                 3,917            7,327            8,301           12,053
Stock-based compensation                                                 22             (245)             128              461
Amortization of intangible assets                                       332              367              664              830
                                                            --------------- ----------------  ---------------  ---------------
Total operating expenses                                              5,817           10,656           12,475           20,170
                                                            ---------------- ----------------  ---------------  ---------------
Loss from operations                                                 (3,480)          (7,021)          (8,888)         (14,866)
Interest income (expense) and other income, net                          47              135               96              330
                                                            ---------------- ----------------  ---------------  ---------------
Net loss before income taxes                                         (3,433)          (6,886)          (8,792)         (14,536)
Provision for income taxes                                                5                -               12                -
                                                            ---------------- ----------------  ---------------  ---------------
    Net loss                                                       $ (3,438)        $ (6,886)        $ (8,804)       $ (14,536)
                                                            ================ ================  ===============  ===============

Net loss per share--basic and diluted                                $ (0.11)         $ (0.22)         $ (0.28)         $ (0.48)
                                                            ================ ==================================================

Shares used in per share calculations--basic and diluted              31,222           30,784           31,017           30,574
                                                            ================ ================  ===============  ===============
_____________

(1) Excludes the following stock-based compensation charges:

Cost of revenues                                                        $ -              $ 5              $ -             $ 17
Research and development                                                (24)             (25)              22              117
Sales, general and administrative                                        46             (225)             106              327
                                                            ---------------- ----------------  ---------------  --------------
                                                                       $ 22           $ (245)           $ 128            $ 461
                                                            ================ ================  ===============  ===============


                             HPL Technologies, Inc.
                     Condensed Consolidated Balance Sheets
                     (In thousands, except per share data)
                                  (unaudited)



                                                                      September 30, 2003
                                                                      ------------------
ASSETS
Current assets:
Cash, cash equivalents and short-term investments                               $ 12,726
Accounts receivable, net                                                           2,093
Unbilled accounts receivable                                                         442
Prepaid expenses and other current assets                                          2,434
                                                                      ------------------
Total current assets                                                              17,695
Property and equipment, net                                                        1,907
Goodwill                                                                          27,754
Other intangible assets, net                                                       1,844
Other assets                                                                         683
                                                                      ------------------
Total assets                                                                    $ 49,883
                                                                      ==================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable                                                                 $ 1,936
Accrued liabilities                                                                7,277
Deferred revenue                                                                   2,601
Capital lease obligations--current portion                                           182
                                                                      ------------------
Total current liabilities                                                         11,996
Capital lease obligations--net of current portion                                     65
Deferred revenue                                                                      85
Other liabilities                                                                    367
                                                                      ------------------
Total liabilities                                                                 12,513
                                                                      ------------------

Stockholders' equity :
Common stock                                                                          32
Additional paid-in capital                                                       124,247
Deferred stock-based compensation                                                   (358)
Accumulated deficit                                                              (86,508)
Accumulated other comprehensive loss                                                 (43)
                                                                      -------------------
Total stockholders' equity                                                         37,370
                                                                      -------------------
Total liabilities and stockholders' equity                                       $ 49,883
                                                                      ===================
